[LETTERHEAD OF TOBACK CPAs, P.C.]






                          INDEPENDENT AUDITORS' CONSENT



         We consent to the inclusion in the Registration Statement on Form S-11 of UP Sedona, Inc. of our report dated February 6, 1997 on our audit of the balance sheet of UP Sedona, Inc. as of December 31, 1996. We also consent to the reference to our Firm under the caption "Experts".


                                   /s/ Toback CPAs, P.C.
                                   ---------------------------
                                   TOBACK CPAs, P.C.


Phoenix, Arizona


May 16, 1997






                                  EXHIBIT 23.2